Fees Summary	Nov. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 54,444,305.50
Previously Paid Amount	0.00
Total Fee Amount	7,518.76
Total Offset Amount	0.00
Net Fee	$ 7,518.76